EXHIBIT 10.23

                   EXECUTIVE OFFICER COMPENSATION ARRANGEMENTS
                              FOR FISCAL YEAR 2005


         The Buffalo Wild Wings, Inc. Compensation Committee set the 2007 fiscal year base salaries and restricted stock unit grants for the executive officers. In addition, the executive officers participate in our 401(k) plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements which are filed as exhibits to our Form 10-K for the year ended December 31, 2006.

                                                      2007 Annual           2007 Restricted
Executive Officer and Title                           Base Salary           Stock Units*

Sally J. Smith                                                 $500,000             9,398
Chief Executive Officer and President


Mary J. Twinem                                                 $315,000             5,921
Executive Vice President, Chief Financial Officer
     and Treasurer


James M. Schmidt                                               $235,000             4,417
Executive Vice President and
     General Counsel


Judith A. Shoulak                                              $255,000             3,835
Senior Vice President, Operations


Kathleen M. Benning                                            $224,000             3,368
Senior Vice President, Marketing and Brand
     Development


Emil Lee Sanders                                               $218,000             3,233
Senior Vice President, Development and Franchising


Craig W. Donoghue                                              $197,000             2,962
Senior Vice President, Information Systems


Linda G. Traylor                                               $225,000             3,383
Senior Vice President, Human Resources


*These restricted stock units were granted as of January 1, 2007 and vest to the extent of 33-1/3% on the last day of each fiscal year, and the risks of forfeiture lapse as to such increment if the Company achieves 95% of the earnings target established by the Board of Directors.




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